UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 5, 2011
Date of report (Date of earliest event reported)
SPS COMMERCE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34702	41-2015127

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Seventh Street, Suite 1000 Minneapolis, MN	55402

(Address of Principal Executive Offices)	(Zip Code)
(612) 435-9400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2

Item 1.01. Entry into a Material Definitive Agreement
     Effective as of May 5, 2011, we and certain holders of our previously outstanding preferred stock entered into an amendment (the “Amendment”) to the Registration Rights Agreement, dated April 10, 2007, by and among us and holders of our previously outstanding preferred stock (the “Registration Rights Agreement”). All of our previously outstanding preferred stock converted into common stock in connection with the closing of our initial public offering, which occurred in April 2010.
     The Amendment provides that our stockholders that are party to the Registration Rights Agreement will not have any right to be notified of or to request registration or inclusion of any of our securities in any demand or piggyback registration pursuant to the Registration Rights Agreement upon the earlier of such time as Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), or another similar exemption under the Securities Act is available for the sale of all of such stockholder’s shares without limitation during a three-month period without registration. The Amendment also modifies provisions of the Registration Rights Agreement relating to waivers and further amendments under the Registration Rights Agreement and the assignability of benefits under the Registration Rights Agreements in light of the conversion of our previously outstanding preferred stock converted into common stock. The foregoing is a summary of the Amendment and is qualified in its entirety by reference to the copy of the Amendment included as Exhibit 10.1 hereto, which is incorporated by reference into this Item 1.01. A complete copy of the Registration Rights Agreement, as amended, is included as Exhibit 10.2 hereto.
     Our stockholders that are party to the Registration Rights Agreement and the Amendment include certain venture capital funds affiliated with Michael B. Gorman and George H. Spencer, III, each of whom is a member of our board of directors.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits

10.1	Amendment No. 1 to Registration Rights Agreement

10.2	Registration Rights Agreement, as amended

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPS COMMERCE, INC.
Date: May 6, 2011	By:	/s/ Kimberly K. Nelson
Kimberly K. Nelson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing
10.1	Amendment No. 1 to Registration Rights Agreement	Filed Electronically

10.2	Registration Rights Agreement, as amended	Filed Electronically